UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2023

Intercept Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35668	22-3868459
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

305 Madison Avenue, Morristown, NJ 07960

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 747-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ICPT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 24, 2023, Intercept Pharmaceuticals, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”).

At the Annual Meeting, the Company’s stockholders:

1.	Elected, by separate resolutions, each of the eleven nominees nominated to serve on the Board of Directors until the 2024 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

2.	Approved the Company’s 2023 equity incentive plan.

3.	Approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 1, 2023.

4.	Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

The final voting results on each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are as follows:

Proposal	For	Withheld	Broker Non-Votes
1. The election, by separate resolutions, of each of the following eleven nominees to serve on the Board of Directors until the 2024 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:
(A) Paolo Fundarò	24,581,667	467,361	6,292,169
(B) Jerome Durso	24,704,108	344,920	6,292,169
(C) Srinivas Akkaraju, M.D., Ph.D.	20,970,749	4,078,279	6,292,169
(D) Luca Benatti, Ph.D.	20,197,870	4,851,158	6,292,169
(E) Daniel Bradbury	21,270,840	3,778,188	6,292,169
(F) Keith Gottesdiener, M.D.	24,683,602	365,426	6,292,169
(G) Nancy Miller-Rich	24,536,698	512,330	6,292,169
(H) Mark Pruzanski, M.D.	24,499,197	549,831	6,292,169
(I) Dagmar Rosa-Bjorkeson	23,746,160	1,302,868	6,292,169
(J) Gino Santini	24,643,894	405,134	6,292,169
(K) Glenn Sblendorio	19,895,714	5,153,314	6,292,169

Proposal	For	Against	Abstain	Broker Non-Votes
2. The approval of the Company’s 2023 equity incentive plan.	17,756,354	7,227,934	64,740	6,292,169
3. The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.	24,663,559	297,038	88,431	6,292,169
4. The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.	31,030,800	58,725	251,672	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCEPT PHARMACEUTICALS, INC.

By:	/s/ Rocco Venezia
Name:	Rocco Venezia
Title:	Chief Accounting Officer

Date: May 25, 2023